EXHIBIT 10.2

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AGREEMENT is made the 12th day of April, 2022.

BETWEEN:

EDESA BIOTECH USA, INC., a company incorporated pursuant to the laws of the State of California (the “Employer”)

OF THE FIRST PART

- and -

KATHI NIFFENEGGER, of the City of Morro Bay, in the State of California (the “Employee”)

OF THE SECOND PART

WHEREAS:

A.	The parties hereto have entered into an Employment Agreement dated December 1, 2020 (the “Employment Agreement”);

B.	The parties hereto have entered into an amendment agreement to the Employment Agreement dated March 19, 2021 (the “First Amending Agreement”); and

C.	The parties wish to make certain further amendments to the Employment Agreement with respect to the Employee’s compensation.

NOW THEREFORE in consideration of the covenants and agreements herein, and for other good and valuable consideration given by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties hereby agree to amend the Employment Agreement as follows:

1.	Section 5.1 entitled “Base Salary” is deleted in its entirety and replaced with the following in its place and stead:

“As compensation for Employee’s services, provided Employee is not in default of any material obligation to the Edesa Entities, the Company shall pay Employee wages in the gross amount of Three Hundred Thousand and One Hundred Fifty Dollars ($300,150) per year (the “Base Salary”) retroactive to March 24, 2022, subject to legally required withholding and payable in accordance with the Company’s usual payroll policies and practices.”

2.	This agreement may be signed and delivered electronically or by facsimile in one or more counterparts, each of which, when taken together, shall be deemed to be one and the same agreement.

3.	In all other respects, the Employment Agreement remains in full force and effect unamended.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed effective the date first noted above.

/s/ Kathi Niffenegger
KATHI NIFFENEGGER

EDESA BIOTECH USA, INC.
By:	/s/ Pardeep Nijhawan
Name: Pardeep Nijhawan
Title: Chief Executive Officer

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